SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                          Date of Report: April 17, 2003


                             WORLD WIDE VIDEO, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


  COLORADO                         0-26235                   54-1921580
-----------                        -------                   ----------
(State or other                 (Commission                (IRS Employer
 Jurisdiction of                 File Number)             Identification No.)
 Incorporation)



                     127 West Davis Street, Culpeper, VA 22701
                     ---------------------------------------
                                    (Address)

        Registrant's Telephone Number, Including Area Code: (540)727-7551
                                  -------------

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

          None.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

          None.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

          None.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          None.

ITEM 5. OTHER EVENTS

          None.

ITEM 6. RESIGNATION AND APPOINTMENT OF DIRECTORS

          Rochele Hc Hirsch who is a member of the Board of Directors, has resigned due to personal reasons. Her resignation is effective April 17, 2003. WWV management expresses thanks for her leadership and wishes her success in her endeavors. WWV plans to replace Rochele's position on the Board of Directors in the near future.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS, & EXHIBITS

          Financial Statements:                             None
          Consolidated Pro Forma Financial Statements:      None
          Exhibits:                                         None



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the Undersigned thereunto duly authorized.

Date: April 17, 2003
                                        World Wide Video, Inc.

                                        By:/s/John G. Perry
                                        John G. Perry, President